SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of Event Reported):
                               February 29, 2000

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                               24/7 MEDIA, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware

        (State or other jurisdiction of incorporation or organization)


            0-29768                                      13-3995672
--------------------------------          -------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


                                 1250 Broadway
                              New York, NY 10001
                   (Address of principal executive offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 231-7100



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Item 5.  Other Events.

          On February 29, 2000, 24/7 Media, Inc. ("24/7 Media") announced that it entered into a merger agreement with Exactis.com, Inc. ("Exactis.com"), a publicly traded Delaware corporation and a provider of permission-based precision e-mail marketing and communication outsourcing solutions, in a stock-for-stock transaction. A copy of the press release announcing the merger agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

          Pursuant to an Agreement and Plan of Merger dated February 29, 2000 (the "Merger Agreement") by and among 24/7 Media, Evergreen Acquisition Sub Corp., a wholly owned subsidiary of 24/7 Media ("Merger Sub") and Exactis.com, Merger Sub will merge (the "Merger") with and into Exactis.com, with the separate corporate existence of Merger Sub ceasing and Exactis.com continuing as the surviving corporation and a wholly owned subsidiary of 24/7 Media. At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of Exactis.com common stock will be converted into the right to receive 0.60 shares of 24/7 Media common stock. 24/7 Media expects that all outstanding warrants issued by Exactis.com will be converted into common stock at the same exchange ratio of 0.60 on or prior to the Effective Time, and 24/7 Media expects to assume all outstanding stock options of Exactis.com at the Effective Time. A copy of the Merger Agreement is attached hereto as Exhibit
5.1 and is hereby incorporated by reference.

          The consummation of the Merger is subject to various conditions precedent, including (i) adoption of the Merger Agreement by the stockholders of Exactis.com, (ii) approval of the issuance of 24/7 Media common stock in the Merger by the stockholders of 24/7 Media and (iii) expiration or early termination of the waiting period required under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          In connection with the Merger, 24/7 Media and certain stockholders of Exactis.com entered into a Stockholder Agreement ("Exactis.com Stockholder Agreement"), pursuant to which those stockholders of Exactis.com have agreed to vote their shares in favor of the adoption of the Merger Agreement. Exactis.com and certain stockholders of 24/7 Media entered into a Stockholder Agreement ("24/7 Media Stockholder Agreement"), pursuant to which those stockholders of 24/7 Media have agreed to vote their shares in favor of approving the issuance of 24/7 Media common stock in the Merger. The form of Exactis.com Stockholder Agreement and the form of 24/7 Media Stockholder Agreement is attached hereto as Exhibits 99.2 and 99.3, respectively, and are hereby incorporated by reference.

          The summary of the event set forth above is qualified in its entirety by reference to the Merger Agreement, the Exactis.com Stockholder Agreement, the 24/7 Media Stockholder Agreement and the Stockholder Lock-up Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

          5.1 Agreement and Plan of Merger, dated February 29, 1999 by and among 24/7 Media, Inc., Evergreen Acquisition Sub Corp. and Exactis.com, Inc.

         99.1  Press Release dated February 29, 2000, regarding Exactis.com,
               Inc.

         99.2 Stockholder Agreement, dated February 29, 2000 among 24/7 Media, Inc. and certain stockholders of Exactis.com, Inc.

         99.3 Stockholder Agreement, dated February 29, 2000 among Exactis.com, Inc. and certain stockholders of 24/7 Media, Inc.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             24/7 MEDIA, INC.

                                             by:  /s/ Mark E. Moran
                                                  -----------------------------
                                                  Name:  Mark E. Moran
                                                  Title: Senior Vice President
                                                         and General Counsel



Date:  March 13, 2000


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                                 Exhibit Index

Exhibit           Description
-------           -----------

 5.1 Agreement and Plan of Merger, dated February 29, 1999 by and among 24/7 Media, Inc., Evergreen Acquisition Sub Corp. and Exactis.com, Inc.

99.1           Press Release dated February 29, 2000, regarding Exactis.com,
               Inc.

99.2 Stockholder Agreement, dated February 29, 2000 among 24/7 Media, Inc. and certain stockholders of Exactis.com, Inc.

99.3 Stockholder Agreement, dated February 29, 2000 among Exactis.com, Inc. and certain stockholders of 24/7 Media, Inc.